SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 02549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): June 5, 1996
                                                  ------------

                               BAILEY CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)


         Delaware                1-9411              13-3229215
         --------                ------              ----------
(State or other jurisdiction)  (Commission         (IRS Employer
     of incorporation)         File Number)       Identification No.)


700 Lafayette Road, P.O. Box 307, Seabrook, NH          03874
- ----------------------------------------------          -----
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (603) 474-3011
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Item 5.  Other Events.
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         On June 5, 1996,  the Board of  Directors  of Bailey  Corporation  (the
"Company") approved an Amendment (the "Amendment to Rights Agreement") to its Rights Agreement dated as of September 28, 1995 (the "Rights Agreement"), between the Company and State Street Bank and Trust Company, as Rights Agent (the "Rights Agent"). The Amendment to Rights Agreement modifies the definition of Acquiring Person, which is defined in the Rights Agreement to mean any person or group acquiring or obtaining the right to acquire beneficial ownership of outstanding Capital Shares (as defined in the Rights Agreement) in excess of or equivalent to such person's or group's Ownership Threshold (as defined in the Rights Agreement), so as to provide that none of Venture Holdings Trust, a Grantor Trust, Vemco Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Venture Holdings Trust, and their Affiliates shall be deemed to be an Acquiring Person by virtue of (x) execution of the Agreement and Plan of
Merger, dated as of June 5, 1996 (the "Merger Agreement," which term shall include any amendments thereto) by and between the Company and Vemco Acquisition Corp., (y) execution of the Tender and Option Agreement, dated as of June 5, 1996, by and between certain Stockholders of the Company and Vemco Acquisition Corp. (the "Tender and Option Agreement") or (z) the consummation of any of the
transactions   contemplated   thereby,   including,   without  limitation,   the
publication or other announcement of the Offer (as defined in the Merger Agreement), the consummation of the Offer and Merger (as defined in the Merger Agreement) or the purchase of shares of Common Stock by Vemco Acquisition Corp., regardless of whether any such action results in Venture Holdings Trust, Vemco Acquisition Corp. or any of their Affiliates becoming the beneficial owner of shares equaling or exceeding the Ownership Threshold. Consequently, none of such acts shall constitute an event giving rise to a Distribution Date (as defined in the Rights Agreement), an event giving rise to any entitlement to exercise any Rights, or an event giving rise to any adjustment as described in Section 11 or
Section 12 of the Rights Agreement. Finally, notwithstanding any other provision of the Rights Agreement, upon consummation of the Merger, pursuant to and in accordance with the terms of the Merger Agreement, all Rights shall expire.

         The foregoing description of the Amendment to Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment to Rights Agreement, which is filed as an exhibit hereto and incorporated herein by reference.



                                       -2-





Item 7.  Exhibits.
         ---------

  Number          Title
  ------          -----

    4 Amendment, effective June 5, 1996, to Rights Agreement dated as of September 28, 1995, between Bailey Corporation and State Street Bank and Trust Company as Rights Agent.



                                       -3-





                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         BAILEY CORPORATION


                                         By: /s/ Roger R. Phillips
                                             ---------------------------
                                             Roger R. Phillips
                                             President and
                                             Chief Executive Officer





                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


  Number                   Title
  ------                   -----

    4 Amendment, effective June 5, 1996, to Rights Agreement dated as of September 28, 1995, between Bailey Corporation and State Street Bank and Trust Company as Rights Agent.